First Allmerica Financial Life Insurance Company 132 Turnpike Road, Suite 210 Southborough, MA 01772 508-460-2400 — phone 508-460-2401 — fax	commonwealthannuity.com * 800.533.7881

ANNUAL REPORT — 12/31/2014

FOR CONTRACT HOLDERS OF:  VARI-EXCEPTIONAL LIFE ‘93

March 24, 2015

VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Subj:	VEL II ACCOUNT 1940 Act Registration Number: 811-8130 1933 Act Registration Numbers: 33-71056 CIK: 0000914283 Rule N30-d Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), VEL II Account, a unit investment trust registered under the Act, mailed to its contract owners the annual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The following annual reports and letter, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
Goldman Sachs Variable Insurance Trust (Services Shares)	1046292	February 27, 2015
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)(Series I Shares)	896435	February 27, 2015
AllianceBernstein Variable Products Series Fund, Inc. (Class B)	825316	February 23, 2015
Delaware VIP Trust (Standard Class)	814230	March 6, 2015
Fidelity Variable Insurance Products Fund (Initial Class)	356494	February 25, 2015
Fidelity Variable Insurance Products Fund II (Initial Class)	831016	February 23, 2015
Fidelity Variable Insurance Products Fund V (Initial Class)	823535	March 4, 2015
Franklin Templeton Variable Insurance Products Trust (Class 2)	837274	February 27, 2015
Janus Aspen Series (Service Shares)	906185	February 23, 2015
T. Rowe Price International Series, Inc.	918292	February 27, 2015

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

/s/ Sheila B. St. Hilaire
Sheila B. St. Hilaire
Vice President, Assistant General Counsel
and Assistant Corporate Secretary

First Allmerica Financial Life Insurance Company
132 Turnpike Road, Suite 210 * Southborough, MA 01772

2014 Annual Reports

Dear Contract Owner:

First Allmerica Financial Life Insurance Company Administrative Office: Insurance Services 5801 SW 6th Avenue Topeka, KS 66636-0001 Phone: 800-799-6981

We are pleased to provide you with 2014 annual reports for the underlying funds you currently have chosen in your contract underwritten by First Allmerica Financial Life Insurance Company.

In most instances, this booklet has been customized to provide you with information relating to the funds in which you were invested as of December 31, 2014.

If you are interested in additional information about your contract or the investment options available to you in your contract, please contact your registered representative or our Service Center at 800-799-6981.

Regards,

First Allmerica Financial Life Insurance Company

Special Note: Please refer to your product prospectus for additional information about the investment options available.

FAFLIC